Exhibit 10.1
Delek Marketing & Supply, LP
First Amendment To Credit Agreement
     This First Amendment to Credit Agreement (herein, the “Amendment”) is entered into as of January ___, 2007, by and among Delek Marketing & Supply, LP, a Delaware limited partnership (the “Borrower”) and Fifth Third Bank, an Ohio banking corporation, as Lender, Administrative Agent, and L/C Issuer.
Preliminary Statements
     A. The Borrower and Fifth Third Bank, as Lender, Administrative Agent, and L/C Issuer entered into a certain Credit Agreement, dated as of June 31, 2006 (the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.
     B. The Borrower and Fifth Third Bank have agreed to amend the Credit Agreement under the terms and conditions set forth in this Amendment.
     Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1. Amendment to Credit Agreement.
     Upon satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be and hereby is amended as follows:
     Section 1.1. The definition of “Applicable Margin” appearing in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:
“Applicable Margin” means, with respect to Loans, Reimbursement Obligations, and the commitment fees and letter of credit fees payable under Section 2.12 hereof, (i) until the first Pricing Date, the rates per annum shown opposite Level II below, and (ii) thereafter from one Pricing Date to the next Pricing Date the Applicable Margin means the rates per annum determined in accordance with the following schedule:

		Applicable Margin	Applicable Margin	Applicable
	Leverage	for Base Rate Loans	for Eurodollar	Margin for
	Ratio for such	and Reimbursement	Loans and Letter of	Commitment
Level	Pricing Date	Obligations shall be:	Credit Fee shall be:	Fee shall be:
I	Greater than 3.5 to 1.0	1.00%	2.50%	.50%

		Applicable Margin	Applicable Margin	Applicable
	Leverage	for Base Rate Loans	for Eurodollar	Margin for
	Ratio for such	and Reimbursement	Loans and Letter of	Commitment
Level	Pricing Date	Obligations shall be:	Credit Fee shall be:	Fee shall be:
II	Less than or equal to 3.5 to 1.0, but greater than 3.0 to 1.0	.75%	2.25%	.45%
III	Less than or equal to 3.0 to 1.0, but greater than 2.5 to 1.0	.50%	2.00%	.40%
IV	Less than or equal to 2.5 to 1.0, but greater than 2.0 to 1.0	.25%	1.75%	.35%
V	Less than or equal to 2.0 to 1.0	0.00%	1.50%	.30%
For purposes hereof, the term “Pricing Date” means, for any fiscal quarter of the Borrower ending on or after September 30, 2006, the date on which the Administrative Agent is in receipt of the Borrower’s most recent financial statements (and, in the case of the year-end financial statements, audit report) for the fiscal quarter then ended, pursuant to Section 6.1 hereof. The Applicable Margin shall be established based on the Leverage Ratio for the most recently completed fiscal quarter and the Applicable Margin established on a Pricing Date shall remain in effect until the next Pricing Date. If the Borrower has not delivered its financial statements by the date such financial statements (and, in the case of the year-end financial statements, audit report) are required to be delivered under Section 6.1 hereof, until such financial statements and audit report are delivered, the Applicable Margin shall be the highest Applicable Margin (i.e., the Leverage Ratio shall be deemed to be greater than 3.5 to 1.0). If the Borrower subsequently delivers such financial statements before the next Pricing Date, the Applicable Margin established by such late delivered financial statements shall take effect from the date of delivery until the next Pricing Date. In all other circumstances, the Applicable Margin established by such financial statements shall be in effect from the Pricing Date that occurs immediately after the end of the fiscal quarter covered by such financial statements until the next Pricing Date. Each determination of the Applicable Margin made by the Administrative Agent in accordance with the foregoing shall be conclusive and binding on the Borrower and the Lenders absent manifest error.
     Section 1.2. Section 6.15 of the Credit Agreement is amended and restated in its entirety to read as follows:
Section 6.15. Dividends and Certain Other Restricted Payments. The Borrower shall not, nor shall it permit any Subsidiary to, (a) make any distributions in respect of any class or series of equity interests, (b) directly or indirectly purchase, redeem, or otherwise acquire or retire any of its equity interests or any options, or similar instruments to acquire the same or (c) directly or indirectly pay any Management Fees; provided, however, that the foregoing shall not operate to prevent (i) the making of distributions by any Wholly-owned Subsidiary of the Borrower to its parent company, (ii) the making of distributions by Borrower in order to permit the holders of its equity interests to pay any taxes which are due any payable by such holders and attributable to Borrower and its Subsidiaries, (iii) the payment of fees by the Borrower to MAPCO pursuant to that MAPCO Services Agreement, (iv) the payment of fees by the Borrower to Refining pursuant to the Refining Operating Agreement; provided that, the Borrower shall not amend or otherwise modify either of the MAPCO Services Agreement or Refining Operating Agreement to increase the amount of fees payable thereunder or accelerate any payment of fees payable thereunder, (v) payments of amounts referred to in clause (y) of Section 5.21, (vi) the making of a distribution by Borrower to Holdings of the $3,500,000 escrow deposit plus accrued interest thereon deposited pursuant to the Escrow Agreement dated June 21, 2006 among the Pride Entities, Holdings and Amegy Bank National Association, as escrow agent, and entered into in connection with the Pride Purchase or (vii) the making of an additional distribution by the Borrower to Holdings on or before March 31, 2007, in an amount not to exceed $15,000,000.
     Section 1.3. Section 6.19(c) of the Credit Agreement is amended and restated in its entirety to read as follows:
(c) Net Worth. The Borrower shall at all times maintain Net Worth of the Borrower and its Subsidiaries determined on a consolidated basis in an amount not less than (i) 85% of the Initial Net Worth plus (ii) 75% of the sum of (A) Net Income for each fiscal quarter of the Borrower ending on or after the Closing Date

(i.e., commencing with the fiscal quarter beginning on or about September 30, 2006), for which such Net Income is a positive amount (i.e., there shall be no reduction to the minimum amount of Net Worth required to be maintained hereunder for any fiscal quarter in which Net Income is less than zero) plus (B) equity contributions made by Holdings and its Affiliates to the Borrower after the Closing Date minus (iii) the amount of any distribution made by the Borrower to Holdings that is permitted by subsection (vii) of Section 6.15 hereof.
Section 2. Conditions Precedent.
     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent (provided that, upon such effectiveness, the amendment to the definition of Applicable Margin shall be deemed effective as of October 31, 2006):
     (a) The Borrower and Fifth Third Bank shall have executed and delivered this Amendment.
     (b) Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.
Section 3. Representations and Warranties.
     The Borrower represents and warrants to Fifth Third Bank that (i) each of the representations and warranties set forth in Section 5 of the Credit Agreement is true and correct in all material respects on and as of the date of this Amendment after giving effect to this Amendment as if made on and as of the date hereof (except to the extent such representation relates and warrants relate to an earlier date, in which case they are true and correct in all material respects as of such date) and as if each reference therein to the Credit Agreement referred to the Credit Agreement as amended hereby; (ii) as of the date hereof, no Default and no Event of Default exists; and (iii) without limiting the effect of the foregoing, the Borrower’s execution, delivery and performance of this Amendment has been duly authorized, and this Amendment has been executed and delivered by duly authorized officers of the Borrower.
Section 4. Collateral.
     The Borrower has heretofore executed and delivered to the Administrative Agent the Collateral Documents and the Borrower hereby agrees that notwithstanding the execution and delivery of this Amendment, the Collateral Documents shall remain in full force and effect and shall secure the Obligations, Hedging Liability and Funds Transfer and Deposit Account Liability; and the rights and remedies of the Lenders under the Collateral Documents, obligations of the Borrower thereunder, and any liens or security interests created or provided for thereunder shall be and remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness that would be secured thereby prior to giving effect to this Amendment.
     Section 5. Miscellaneous.
     (a) Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement or any other Loan Document, or in any certificate, letter or communication issued or made pursuant to or with respect to any Loan Document, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.
     (b) The Borrower agrees to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Administrative Agent.
     (c) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each of which when so executed shall be an original but all of which shall constitute one and the same instrument. This Amendment shall be governed by the internal laws of the State of New York.
[Signature Pages to Follow]

     In Witness Whereof, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment to Credit Agreement as of the date first set forth above.

“Borrower”

Delek Marketing & Supply, LP

By: Delek Marketing GP, LLC, its general partner

By

Name

Title

By

Name

Title

“Lender”

Fifth Third Bank, an Ohio banking corporation, as a Lender, as L/C Issuer, and as Administrative Agent

By

Name

Title

[Signature page to First Amendment to Credit Agreement]

Reaffirmation and Consent of Guarantors
     Each of the undersigned heretofore executed and delivered to the Administrative Agent, for the benefit of Lenders, a Guaranty Agreement dated as of July 31, 2006 (the “Guaranty”). Each of the undersigned hereby consents to the First Amendment to Credit Agreement as set forth above as of the date of such amendment and confirms that its Guaranty and all its obligations thereunder remain in full force and effect. Each of the undersigned further agrees that its consent to any further amendments, waivers or consents in connection with the Credit Agreement shall not be required as a result of this consent having been obtained. Each of the undersigned acknowledges that Fifth Third Bank is relying on the assurances provided herein in entering into the First Amendment to Credit Agreement set forth above.

“Guarantors”

Delek US Holdings, Inc.

By

Name

Title

By

Name

Title

Delek Marketing & Supply, Inc.

By

Name

Title

By

Name

Title

Delek Marketing GP, LLC

By

Name

Title

By

Name

Title

[Signature page to First Amendment to Credit Agreement]